                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                 CURRENT REPORT

                                       on

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  June 26, 1995



                         AMERIQUEST TECHNOLOGIES, INC.
_____________________________________________________________________________
               (Exact name of registrant as specified in charter)


                                   Delaware
_____________________________________________________________________________
                 (State of other jurisdiction of incorporation)


            1-10397                                  33-0244136
_____________________________________________________________________________
     (Commission File Number)           (IRS Employer Identification No.)


3 Imperial Promenade, Ste. 300, Santa Ana, CA            92707
_____________________________________________________________________________
 (Address of principal executive offices)              (Zip Code)


                                (714) 437-0099
_____________________________________________________________________________
              (Registrant's telephone number, including area code)


______________________________________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS
          ------------


     Robec, Inc. has asserted that it has the right to review the proposed transaction with AmeriQuest Technologies, Inc. ("AQS") in the context of existing circumstances, and possibly renegotiate the pricing of the transaction. The existing circumstances include the following:

     (i) The Staff of the Securities and Exchange Commission has taken exception to the method by which the number of AQS shares to be issued to the shareholders of Robec is not susceptible of determination until after the vote by the shareholders of Robec, and

     (ii) AQS recently has issued 2,002,858 shares of its Common Stock and three-year warrants to purchase an additional 4,005,716 shares of Common Stock, and

     (iii) Robec management believes that a material adverse change in the financial condition of AQS has occurred.

It does not appear from a review of the Amended and Restated Agreement and Plan of Reorganization between Robec and AQS dated August 22, 1994 (the "Agreement") that there is any obligation on behalf of AQS to renegotiate the terms of that Agreement, and Robec was so informed on June 22, 1995.


ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS
          -------------------------------------

     On June 26, 1995, Robert H. Beckett resigned his position as a Director of AQS, presumably in light of the conflicts of interest represented by the matters referred to in Item 5. Other Events above. No letter was submitted by Mr. Beckett detailing his disagreement(s) with AQS or requesting the publication of such a letter.

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Financial Statements of Business Acquired
          -----------------------------------------
          Not applicable

     (b)  Not applicable

     (c)  Exhibit No.    Description of Exhibit
          -----------    ----------------------

          17             Letter of Resignation as a Director from Robert H.
                         Beckett
___________



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERIQUEST TECHNOLOGIES, INC.



                             /s/ Stephen G. Holmes
                             -----------------------------
                             Stephen G. Holmes
                             Secretary, Treasurer and
                             Chief Financial Officer


Dated:  June 30, 1995

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